"THIS CERTIFICATE IS RESTRICTED FROM TRANSFER AS INDICATED ON REVERSE SIDE."

NUMBER
PSA

PSA, INC.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP 693603 20 1
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

PSA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PSA, Inc. INCORPORATED 1985 NEVADA

SECRETARY

CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

THOMAS GREG & SONS

PSA, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be directed to the Corporation, attention of its Secretary at the Corporation's principal executive offices.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with the right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

____

____

____

of the of Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute

and appoint ______________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________ ______________________

____

NOTE: The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature must be guaranteed.

Signature(s) Guaranteed

By ______________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS, AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.

NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARE REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REQUIREMENTS OF SUCH ACT IS THEN IN FACT APPLICABLE TO SUCH SHARES.